Exhibit 10.5

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 37

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 37 (SA-37), entered into as of __November 9, 2023__ by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, [*] (collectively, SA-37 [*] Option Aircraft), as such rights are defined in the letter agreements identified in the table below. [*]

#	Existing Aircraft Block	Delivery Date	Existing Letter Agreement Number	Revised Aircraft Block
1	Option Aircraft	[*]	6-1162-RRO-1062R4	[*]

2	SA-30 Option Aircraft	[*]	6-1169-LKJ-0776R1	[*]

3	SA-30 Option Aircraft	[*]	6-1169-LKJ-0776R1	[*]

P.A. No. 3157	1	SA-37

BOEING PROPRIETARY

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4	Option Aircraft	[*]	6-1162-RRO-1062R4	[*]

5	Option Aircraft	[*]	6-1162-RRO-1062R4	[*]

6	SA-30 Option Aircraft	[*]	6-1169-LKJ-0776R1	[*]

7	Option Aircraft	[*]	6-1162-RRO-1062R4	[*]

8	Option Aircraft	[*]	6-1162-RRO-1062R4	[*]

9	Option Aircraft	[*]	6-1162-RRO-1062R4	[*]

10	Option Aircraft	[*]	6-1162-RRO-1062R4	[*]

11	Option Aircraft	[*]	6-1162-RRO-1062R4	[*]

12	Option Aircraft	[*]	6-1162-RRO-1062R4	[*]

C. WHEREAS, Customer and Boeing desire to administratively update the Purchase agreement to document previously agreed to changes to certain terms related to the option deposits for the (i) SA-37 [*] Option Aircraft, and (ii) SA-30 Option Aircraft.

D. WHEREAS, Boeing and Customer desire to administratively update the Purchase Agreement to document that two (2) Block E2 Aircraft, became firm Block E2 Aircraft on the Determination Dates set forth in the table below, and in accordance with the terms of Letter Agreement No. 6-1162-RRO-1068R1, entitled Special Provision – Block B and Block E2 Aircraft;

#	Aircraft Block	Delivery Date	MSN[1]	Determination Date	Table
1	Block E2	[*]	66266	[*]	1-E2

2	Block E2	[*]	66267	[*]	1-E2

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

[1]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

P.A. No. 3157	2	SA-37

BOEING PROPRIETARY

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1. Boeing and Customer acknowledge and agree that upon execution of this SA-37, [*].

2. Letter Agreement No. 6-1162-RRO-1062R3, entitled Option Aircraft, is hereby deleted in its entirety and replaced with Letter Agreement No. 6-1162-RRO-1062R4, entitled Option Aircraft, including the associated attachment, attached hereto, to reflect [*].

3. Letter Agreement No. 6-1169-LKJ-0776, entitled SA-30 Option Aircraft, is hereby deleted in its entirety and replaced with Letter Agreement 6-1169-LKJ-0776R1, entitled SA-30 Option Aircraft, including the associated attachment, attached hereto, to reflect [*].

4. Letter Agreement No. FED-PA-3157-LA-2305810, entitled Revision to the Option Deposit Terms for Option Aircraft and SA-30 Option Aircraft, dated November 2, 2023, attached hereto, is hereby incorporated into the Purchase Agreement which provided certain business considerations to Customer related to the option deposits for the (i) SA-37 [*] Option Aircraft, and (ii) SA-30 Option Aircraft as described in Recital Paragraph C above.

5. Table 1-E2 is hereby deleted in its entirety and replaced with the revised Table 1-E2, attached hereto and incorporated into the Purchase Agreement, to confirm the nature of two (2) Block E2 Aircraft as firm as described in Recital Paragraph D above.

6. The Table of Contents is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto, and incorporated into the Purchase Agreement to reflect the changes made by this SA-37.

7. References in the Purchase Agreement and any supplemental agreements and associated letter agreements to letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding letter agreement listed in the right column of the below table.

Reference	Replacement Reference
6-1162-RRO-1062R3	6-1162-RRO-1062R4
6-1169-LKJ-0776	6-1169-LKJ-0776R1

P.A. No. 3157	3	SA-37

BOEING PROPRIETARY

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EXECUTED as of the day and year first above written.

FEDERAL EXPRESS CORPORATION		THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ McKenzie Kuckhahn
Name:	Kevin A. Burkhart	Name:	McKenzie Kuckhahn
Title:	Vice President	Title:	Attorney-In-Fact

P.A. No. 3157	4	SA-37

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLES

1.	Aircraft Information Table	30
1-A	Block B Firm Aircraft Information Table	31
1-B	Block B Conditional Firm Aircraft Information Table	30
1-C	Block C Aircraft Information Table	13
1-C1	Block C Aircraft Information Table (MSN 39285)	11
1-C2	Block C Aircraft Information Table	29
1-D	Block D Aircraft Information Table	31
1-E1	Block E Firm Aircraft Information Table (Block E1)	34
1-E2	Block E Conditional Firm and Firm Aircraft Information Table (Block E2)	34

EXHIBITS

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12
A5.	Aircraft Configuration (Block E Aircraft)	30
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	1	SA-37

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER
3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792R1	Liquidated Damages Non-Excusable Delay	September 29, 2023

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799R1	[*]	24

6-1162-RRO-1062R4	Option Aircraft	37

	Attachment to Letter 6-1162-RRO-1062R4	37

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067R4	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062R3	36

6-1162-RRO-1068R1	Special Provision – Block B and Block E2 Aircraft	30

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193R1	[*] Matters and [*] Special Matters	30

P.A. No. 3157	2	SA-37

BOEING PROPRIETARY

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LETTER AGREEMENT (Con’t)		SA NUMBER
6-1162-LKJ-0726	[*] – SA-24 Accelerated Block B Aircraft	24

6-1162-LKJ-0737R1	Special Matters – SA-26 Accelerated Block C Aircraft	29

6-1162-LKJ-0758	Special Matters – SA-27 Accelerated Block B Aircraft	27

6-1162-LKJ-0768	Special Matters – SA-28 Accelerated Aircraft	28

6-1162-LKJ-0766	Special Matters – SA-29 Accelerated Aircraft	29

6-1162-LKJ-0767	Special Considerations – SA-29	29

FED-PA-3157-LA-1802894	Special Matters for Block E Aircraft	30

6-1169-LKJ-0776R1	SA-30 Option Aircraft	37

6-1169-LKJ-0777	Special Matters – SA-30 Option Aircraft	30

6-1169-LKJ-0778R1	SA-30 and SA-32 [*] Matters	32

FED-PA-3157-LA-2000906	[*] as related to SA-32 and SA-14	32

FED-PA-3157-LA-1902776R1	Revisions to the Detailed Specification and Associated Unincorporated Changes Pricing for 777F Aircraft	33

FED-PA-3157-LA-2104529	Revision of Certain 777 Option Aircraft	34

FED-PA-3157-LA-2302761	[*]	May 23, 2023

FED-PA-3157-NM-2304101	Boeing 777-Freighter [*]	July 13, 2023

FED-PA-3157-LA-2305810	Revision to the Option Deposit Terms for Option Aircraft
	and SA-30 Option Aircraft	November 2, 2023

P.A. No. 3157	3	SA-37

BOEING PROPRIETARY

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SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	June 10, 2016

P.A. No. 3157	4	SA-37

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS (Con’t)	DATED AS OF:

Supplemental Agreement No. 26	February 10, 2017

Supplemental Agreement No. 27	October 12, 2017

Supplemental Agreement No. 28	January 28, 2018

Supplemental Agreement No. 29	February 2, 2018

Supplemental Agreement No. 30	June 18, 2018

Supplemental Agreement No. 31	September 14, 2018

Supplemental Agreement No. 32	February 28, 2020

Supplemental Agreement No. 33	December 30, 2020

Supplemental Agreement No. 34	October 13, 2021

Supplemental Agreement No. 35	December 10, 2021

Supplemental Agreement No. 36	June 1, 2022

Supplemental Agreement No. 37	P.A. No. 3157

P.A. No. 3157	5	SA-37

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RRO-1062R4

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement No. 6-1162-RRO-1062R3 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in the Tables to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 777-FREIGHTER aircraft as option aircraft (Option Aircraft). The delivery months, number of aircraft, Advance Payment Base Price per Option Aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement. The Airframe Price shown includes the Engine Price.

1. Aircraft Description and Changes

1.1 Option Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification of the Option Aircraft will be D019W007FED7F-1, Rev NEW, as revised to reflect:

(i)	Changes that have been made to the Detail Specification of Customer’s Aircraft under the Purchase Agreement between the date of this letter and the time of Customer’s exercise of each option;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

1.3 [*]

LA No. 6-1162-RRO-1062R4	P.A. No. 3157 (SA-37)
Option Aircraft	Page 1

BOEING PROPRIETARY

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2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Changes. The price of the Option Aircraft will be adjusted to reflect changes discussed in paragraph 1.2 above, provided that the price for changes in 1.2 (ii) are subject to the terms of Section 3.2.2 of the AGTA [*].

2.2.2 Optional Features. Unless otherwise agreed by the parties, the Option Aircraft will contain the same Optional Features shown in Exhibit A2 to the Purchase Agreement, and the price of such Optional Features is shown in the Attachment hereto.

2.2.3 Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated on the same basis as the Aircraft.

3. Payment.

3.1 [*]

3.1.1 [*]

3.1.2. Notwithstanding Section 3.1 above, Customer and Boeing agreed to revise the terms related to the Deposits for the Option Aircraft, pursuant to Letter Agreement No. FED-PA-3157-LA-2305810, entitled Revision to the Option Deposit Terms for Option Aircraft and SA-30 Option Aircraft, dated November 2, 2023.

3.2 Following option exercise, advance payments in the amounts and at the dates pursuant to the appropriate advance payment schedule as set forth in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

4.1 Customer may exercise an option by giving written notice to Boeing on or before the date [*] prior to the delivery dates listed in the Attachment (Option Exercise Date). Upon option exercise, Boeing will have the right to adjust the scheduled delivery by [*].

LA No. 6-1162-RRO-1062R4	P.A. No. 3157 (SA-37)
Option Aircraft	Page 2

BOEING PROPRIETARY

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4.2 [*]

5. Contract Terms.

Boeing and Customer will use their best efforts to amend the definitive agreement to add the exercised Option Aircraft as an Aircraft within 30 days following option exercise.

6. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 9 , 2023

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart
Its	Vice President

Attachment

LA No. 6-1162-RRO-1062R4	P.A. No. 3157 (SA-37)
Option Aircraft	Page 3

BOEING PROPRIETARY

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The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

6-1169-LKJ-0776R1

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	SA-30 Option Aircraft

Reference:	(a) Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (Aircraft)

(b) Letter Agreement 6-1162-RRO-1066R1, Special Matters for Block B Aircraft

(c) Letter Agreement FED-PA-03712-LA-1106157, Aircraft General Terms Agreement—Amended Terms

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement No. 6-1169-LKJ-0776 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in the Tables to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 777-FREIGHTER aircraft as option aircraft (SA-30 Option Aircraft).

2. Delivery.

The number of aircraft, delivery months, and the pricing elements of the SA-30 Option Aircraft are listed in the Attachment to this Letter Agreement.

3. Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Customer’s model 777-FREIGHTER aircraft, D019W007FED7F-1, Rev J dated October 17, 2017. Such Detail Specification will be revised to reflect (i) changes that have been made to the Detail Specification of Customer’s 777-FREIGHTER Aircraft pursuant to the Purchase Agreement between the date of this letter and the signing of the Definitive Agreement for the exercise of the SA-30 Option Aircraft, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

BOEING PROPRIETARY

3.2 Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

3.3 [*]

4. Price.

4.1 The pricing elements of the Option Aircraft are listed in the Attachment.

4.2 Price Adjustments.

4.2.1 Changes. The price of the SA-30 Option Aircraft will be adjusted to reflect changes discussed in paragraph 3.1 above, provided that the price for changes in 3.1 (ii) are subject to the terms of paragraph 3.2.2 of the AGTA, as amended by the reference (c) letter agreement.

4.2.2 Optional Features. Unless otherwise agreed by the parties, the Option Aircraft will contain the same Optional Features shown in Exhibit A-5 to the Purchase Agreement, and the price of such Optional Features is shown in the Attachment hereto.

4.2.3 Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated on the same basis as the Block E Aircraft.

5. Payment.

5.1 [*]

5.1.1 Notwithstanding Section 5.1 above, Customer and Boeing agreed to revise the terms related to the Option Deposit for the SA-30 Option Aircraft, pursuant to Letter Agreement No. FED-PA-3157-LA-2305810, entitled Revision to the Option Deposit Terms for Option Aircraft and SA-30 Option Aircraft, dated November 2, 2023.

5.2 Following option exercise, at Definitive Agreement for the SA-30 Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the SA-30 Option Aircraft will be paid at the time of delivery.

6. Option Exercise.

6.1 Customer may exercise an option by giving written notice to Boeing on or before the date [*] prior to the first day of the delivery month listed in the Attachment (Option Exercise Date). Upon option exercise, Boeing will have the right to adjust the scheduled delivery by [*].

6.2 [*]

6.2.1 [*]

6.2.2 [*]

6.2.3 [*]

6-1169-LKJ-0776R1	SA-37
SA-30 Option Aircraft	Page 2

BOEING PROPRIETARY

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6.2.4 [*]

6.2.5 [*]

6.2.6. [*]

7. Definitive Agreement.

Following Customer’s exercise of an option, the parties will use their best efforts to sign a definitive agreement for the purchase of such SA-30 Option Aircraft (Definitive Agreement) within thirty (30) calendar days of such exercise. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and other terms and conditions as may be agreed upon.

8. Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

6-1169-LKJ-0776R1	SA-37
SA-30 Option Aircraft	Page 3

BOEING PROPRIETARY

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Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 9, 2023

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart
Its	Vice President

6-1169-LKJ-0776R1	SA-37
SA-30 Option Aircraft	Page 4

BOEING PROPRIETARY

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.